WISDOMTREE TRUST

Supplement dated August 9, 2017

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and

Statement of Additional Information (“SAI”) for the

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

The following information supplements and should be read in conjunction with the Prospectuses and SAI for the WisdomTree Brazilian Real Strategy Fund and the WisdomTree Emerging Markets Corporate Bond Fund.

WisdomTree Brazilian Real Strategy Fund

Effective on or about August 29, 2017, Mellon Capital Management Corporation (“Mellon Capital”) will become the sub-adviser with respect to the WisdomTree Brazilian Real Strategy Fund and replace the current sub-adviser. The Fund’s investment objective and principal investment strategies and risks are not changing. An information statement will be mailed to investors to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement. Accordingly, as of August 29, 2017, all references in the Prospectuses and SAI to Western Asset Management as sub-adviser of the Fund and to its personnel and related information are deleted and replaced with Mellon Capital and its personnel and related information, including the following:

1.	The section “Management” in the Fund’s Prospectuses is replaced with the following:

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation (“Mellon Capital”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by Mellon Capital’s Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since August 2017.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a portfolio manager of the Fund since August 2017.

2.	The Section “Portfolio Managers” in the Prospectuses is supplemented with the following:

Mr. Benson and Ms. Shu have each managed the Brazilian Real Strategy Fund since August 2017.

WisdomTree Emerging Markets Corporate Bond Fund

Effective on or about August 23, 2017, Voya Investment Management Co., LLC (“Voya IM”) will become the sub-adviser to the WisdomTree Emerging Markets Corporate Bond Fund and replace the current sub-adviser. The Fund’s investment objective and principal investment strategies and risks are not changing. An information statement will be mailed to investors to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement. Accordingly, as of August 23, 2017, all references in the Prospectuses and SAI to Western Asset Management as sub-adviser of the Fund and to its personnel and related information are deleted and replaced with Voya IM and its personnel and related information, including the following:

1.	The section “Management” in the Fund’s summary prospectus is replaced with the following:

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Voya Investment Management Co., LLC (“Voya IM”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by Voya IM’s Emerging Markets Debt Team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Jean-Dominique Butikofer, CFA, Portfolio Manager, has been a portfolio manager of the Fund since August 2017.

Anthony A. Routh, Portfolio Manager, has been a portfolio manager of the Fund since August 2017.

2.	The sections “Sub-Advisers” and “Portfolio Managers” in the Fund’s statutory prospectus are supplemented with the following:

Voya Investment Management Co., LLC: Voya IM is responsible for the day-to-day management of the Emerging Markets Corporate Bond Fund. Voya IM, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2017, Voya IM had assets under management totaling approximately $224 billion. The Sub- Adviser is a wholly-owned indirect subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.), a publicly traded financial holding company. Voya IM chooses the portfolio investments of Emerging Markets Corporate Bond Fund and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Fund.

Voya IM

Emerging Markets Corporate Bond Fund

The Fund is managed by Voya IM’s Emerging Markets Debt Team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Jean-Dominique Butikofer, CFA, Head of Emerging Markets, joined Voya IM in 2014. Prior to that Mr. Butikofer was head of emerging markets at Union Bancaire Privée in Zürich, responsible for the EM macro and country analysis, sovereign risk and local fixed income markets including EM currencies.

Anthony A. Routh, Portfolio Manager, Emerging Markets Debt, joined Voya IM in 2006 and is responsible for managing EM Hard Currency assets. Prior to that, Mr. Routh was a portfolio manager for the structured finance team, covering non-agency mortgages and asset-backed securities.

3.	The section “Proxy Voting Policy” of the Fund’s SAI is updated with the following:

Voya IM. Voya IM has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Voya IM seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Voya IM generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. Voya IM seeks to avoid material conflicts of interest through the application of detailed predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

4.	The section “Management of the Trust” of the Fund’s SAI is updated with the following:

Voya Investment Management Co., LLC serves as sub-adviser and is responsible for the day-to-day management of the Emerging Markets Corporate Bond Fund. Voya IM, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. Voya IM is a wholly-owned indirect subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.), a publicly traded financial holding company. Voya IM chooses the portfolio investments of each the Fund and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Fund.

Portfolio Managers. The Emerging Markets Corporate Bond is managed by Voya IM’s Emerging Markets Debt Team. The individual members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are Jean-Dominique Butikofer and Anthony Routh.

As of June 30, 2017, the Voya Emerging Markets Debt Team managed four registered investment companies totaling $376 million in assets and approximately $3.1 billion in other investment vehicles.

Portfolio Manager Fund Ownership. As of August 9, 2017, none of the portfolio managers owned shares of the Fund.

Portfolio Manager Compensation. The firm’s compensation philosophy is to pay for performance and to leverage the variable side of the compensation equation. Annually, the firm participates in comprehensive industry surveys and compares the relevant data to ensure that its compensation plans remain aligned to the market.

Key investment professionals are paid competitive base salaries, are eligible for discretionary bonuses, and generally participate in the firm’s long-term compensation program.

The overall design of the annual incentive plan for investment professionals was developed to tie pay to both portfolio performance and profitability and is structured to drive performance and promote retention of top talent. Individual bonus target awards are determined and set based on external market data and internal comparators.

Investment performance is measured on both relative and absolute performance in all areas, and performance goals are set to appropriately reflect requirements for the investment team. The results for overall Voya IM include a review of firm profitability, team performance and the Investment professionals’ individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed on an annual basis by the firm’s Executive Management, and includes the measure of investment performance versus benchmark and peer groups over one-, three- and five-year periods, and contributions to the firm’s revenue growth, and profitability.

The annual incentive bonus may be subject to a deferral mechanism into a long-term compensation plan, as determined by the plan in effect at the time of payment. In addition, if an employee’s fixed base salary compensation exceeds a particular threshold, the employee may participate in Voya Financial’s deferred compensation plan.

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. Participants are eligible to receive annual awards determined by the Management Committee based largely on investment performance and their contribution to firm performance. Awards are based on the current year’s performance as defined by the Voya Financial long term incentive plan. Awards may include a combination of performance share units, restricted stock units, and/or a notional investment in a predefined set of Voya IM Mutual Funds. Awards are subject to a time based vesting schedule.

Description of Material Conflicts of Interest – Voya IM.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

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WIS-SP-001-0817